                                                                    Exhibit 10.1

          Third Amendment, dated as of June 12, 1998 to the Financing Agreement, dated as of September 25, 1997, as amended and supplemented prior to the date hereof, (as so amended and supplemented, the "Financing Agreement"), by and among Norton McNaughton, Inc., a Delaware corporation (the "Company"), Norton McNaughton of Squire, Inc., a New York corporation ("Squire"), Miss Erika, Inc., a Delaware corporation formerly known as ME Acquisition Corp. ("Miss Erika" and together with Squire, each a "Borrower" and collectively, the "Borrowers"), the lenders listed on Schedule 1.01A to the Financing Agreement (each a "Lender" and collectively the "Lenders"), NationsBanc Commercial Corporation, as collateral agent for the Lenders (in such capacity, the "Collateral Agent") and The CIT Group/Commercial Services, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

          The Company, the Borrowers, the Lenders and the Agents desire to amend the Financing Agreement on the terms and conditions hereafter set forth. Accordingly, the Company, the Borrowers, the Agents and the Lenders hereby agree as follows:

          1.   Definitions.  All capitalized terms used herein and not otherwise
               -----------
defined herein are used herein as defined in the Financing Agreement.

          2.   Financial Covenants.
               -------------------

               (a) Tangible Net Worth.  Section 7.02(p)(i) of the Financing
                   -------------------
Agreement is hereby amended by deleting the amount corresponding to the Fiscal Quarter ending May 2, 1998 and substituting in lieu thereof $35,400,000.

               (b) Working Capital.  Section 7.02(p)(iii) of the Financing
                   ----------------
Agreement is hereby amended by deleting the amount corresponding to the Fiscal Quarter ending May 2, 1998 and substituting in lieu thereof, $39,400,000.

               (c) Fixed Charge Coverage Ratio.  Section 7.02(p)(iv) of the
                   ---------------------------
Financing Agreement is hereby amended by deleting the ratio corresponding to the Fiscal Quarter ending May 2, 1998 and substituting in lieu thereof, 1.50:1.0.

               (d) Cash Flow Ratio.  Section 7.02(p)(v) of the Financing
                   ----------------
Agreement is hereby amended by deleting the ratio corresponding to the Fiscal Quarter ending May 2, 1998 and substituting in lieu thereof 2.30:1.0

          3.   Conditions to Effectiveness.  This Amendment shall become
               ---------------------------
effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment Effective Date"):

               (a) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date, or result from this Amendment becoming effective in accordance with its terms.

               (b) The Agents shall have received counterparts of this Amendment which bear the signatures of the Company, the Borrowers and each of the Lenders.

               (c) All legal matters incident to this Amendment shall be satisfactory to the Agents and their counsel.

          4.   Representations and Warranties.  Each of the Company and the
               ------------------------------
Borrowers represents and warrants to the Lenders as follows:

               (a) The Company and each Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Financing Agreement, as amended hereby.

               (b) The execution, delivery and performance by the Company and the Borrowers of this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under the Company's or any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Company or any Borrower or any of the Company's or such Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to the Company's or any Borrower's property.
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               (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company or any of the Borrowers of this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby.

               (d) This Amendment and the Financing Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company and the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

               (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default, has occurred and is continuing on and as of the Amendment Effective Date.

          5.   Continued Effectiveness of Financing Agreement.  Each of the
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Company and the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

          6.   Miscellaneous.
               -------------

               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               (d) The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agents.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              NORTON MCNAUGHTON, INC.

                              By:_____________________________________

                              Title:__________________________________

                              NORTON MCNAUGHTON OF SQUIRE, INC.

                              By:_____________________________________

                              Title:__________________________________

                              MISS ERIKA, INC.

                              By:_____________________________________

                              Title:__________________________________

                              AGENTS AND LENDERS
                              ------------------

                              THE CIT GROUP/COMMERCIAL SERVICES,
                               INC., as Administrative Agent and Lender

                              By:_____________________________________

                              Title:__________________________________

                              NATIONSBANC COMMERCIAL
                              CORPORATION, as Collateral Agent and Lender

                              By:_____________________________________

                              Title:__________________________________

                              LENDERS

                              BANKBOSTON, N.A.

                              By:_____________________________________

                              Title:__________________________________

                               FLEET BANK, N.A.

                               By:_____________________________________

                               Title:__________________________________


                               PNC BANK, NATIONAL ASSOCIATION

                               By:_____________________________________

                               Title:__________________________________